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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): November 4, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of June 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-36, Mortgage Pass-Through
                        Certificates, Series 2005-36).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                     333-123167                87-0698307
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(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)

4500 Park Granada
Calabasas, California                             91302
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(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01     Other Events.
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On November 4, 2005, CWALT, Inc. (the "Company") entered into an amendment, dated as of October 3, 2005, to the Pooling and Servicing Agreement (the "Amendment"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), amending the Class Certificate Balances of the Class 4-A-1 and Class 4-A-2 Certificates. The Amendment is annexed hereto as Exhibit 99.1.

Section 9     Financial Statements and Exhibits
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Item 9.01     Financial Statements and Exhibits.
              ----------------------------------

(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c) Exhibits.
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Exhibit No.       Description
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    99.1          Amendment No. 1 to the Pooling and Servicing Agreement.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CWALT, INC.



                                        By: /s/ Darren Bigby
                                            ---------------------------------
                                            Darren Bigby
                                            Vice President



Dated:  November 10, 2005

                                 Exhibit Index
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Exhibit                                                                  Page
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99.1            Amendment No. 1 to the Pooling and
                Servicing Agreement.                                      6